Third Quarter 2022 Earnings November 3, 2022

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 2 HOLLYWOOD UPDATECautionary Notes This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, industry dynamics, our mission, growth opportunities, business strategy and plans and our objectives for future operations, including expanding into new product categories, our e-commerce business, the underlying trends in our business, including supply chain constraints, inflation and other macroeconomic trends, expectations regarding infrastructure investments, expectations regarding inventory levels, and the ongoing impact of COVID-19 on our business are forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including without limitation risks related to the impact of COVID-19 on our business, financial results and financial condition; our ability to execute our business strategy; our ability to maintain and realize the full value of our license agreements; changes in the retail industry and markets for our consumer products; our ability to maintain our relationships with retail customers and distributors; our ability to compete effectively; fluctuations in our gross margin; our dependence on content development and creation by third parties; the ongoing level of popularity of our products with consumers; our ability to manage our inventories; our ability to develop and introduce products in a timely and cost-effective manner; our ability to obtain, maintain and protect our intellectual property rights or those of our licensors; potential violations of the intellectual property rights of others; risks associated with counterfeit versions of our products; our ability to attract and retain qualified employees and maintain our corporate culture; our use of third-party manufacturing; risks associated with our international operations; changes in effective tax rates or tax law; foreign currency exchange rate exposure; the possibility or existence of global and regional economic downturns; our dependence on vendors and outsourcers; risks relating to government regulation; risks relating to litigation, including products liability claims and securities class action litigation; any failure to successfully integrate or realize the anticipated benefits of acquisitions or investments; reputational risk resulting from our e-commerce business and social media presence; risks relating to our indebtedness and our ability to secure additional financing; the potential for our electronic data or the electronic data of our customers to be compromised; the influence of our significant stockholder, ACON, and the possibility that ACON’s interests may conflict with the interests of our other stockholders; risks relating to our organizational structure; volatility in the price of our Class A common stock; risks associated with our internal control over financial reporting; and the important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and our other filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. You should read this presentation with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. These forward-looking statements speak only as of the date of this presentation, and except as otherwise required by law, we do not plan to publicly update or revise any forward-looking statements contained in this presentation, whether as a result of any new information, future events or otherwise. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by us.

3 FUNKO 2022 is built on the principle that everyone is a fan of something…

4 FUNKO 2022 … and Funko Has Something for Every Fan Movies TV Music Sports Anime Games Note: Represents a sampling of our current portfolio offerings as of September 30, 2022.

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 5 HOLLYWOOD UPDATEQ3 Operating Highlights • Record quarterly net sales ($366 million, +37% y/y) on broad-based strength • Double-digit net sales growth across all reported geographies and brand categories • Direct-to-consumer (DTC) net sales increased 37% y/y, driven by strong growth in average order value and e-commerce site traffic. • More than doubled Digital Pop! NFT net sales, with multiple top-tier drops, increasing drop frequency and average revenue per drop. • Began integration of high-end collectibles company Mondo under Core Collectible Brands • Introduced "countdown to anything" with expanded countdown calendars to include multiple new holidays, driving more than 8x net sales growth in only 4 years

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 6 HOLLYWOOD UPDATEQ3 & TD Earnings Summary Q3’22 Q3’21 % Change Net sales Gross profit(1) Gross margin %(1) SG&A D&A Income from operations Operating margin % Net income Net income margin % Adjusted net income(2) Adjusted net income margin %(2) Adjusted earnings per share(2) Adjusted EBITDA(2) Adjusted EBITDA margin %(2) $ millions, except per share amounts, unaudited $365.6 36.6% $127.9 32.6% 35.0% $17.4 (33.6)% 4.8% $0.28 (28.2)% $35.7 (11.2)% 9.8% $15.1 (28.3)% 4.1% $11.1 (39.3)% 1. Gross Profit and Gross Margin are calculated exclusive of depreciation and amortization. 2. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted Net Income Margin and Adjusted Earnings per Share are non-GAAP measures. Please see the Supplemental Financial Information section for a reconciliation to the most directly comparable US GAAP measures for Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings per Share. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net Sales. Adjusted Net Income Margin is defined as Adjusted Net Income divided by Net Sales. 97.9 12.6 21.6% 63.5% 3.0% YTD’22 YTD’21 % Change $989.7 42.8% $339.7 27.2% 34.3% $46.1 (34.3)% 4.7% $0.88 (15.2)% $103.7 (6.6)% 10.5% $47.5 (14.8)% 4.8% $41.5 (17.7)% 12.1% 56.0%259.0 34.5 4.2% $267.7 $96.4 36.0% $26.2 9.8% $0.39 $40,181 15.0% $21.1 7.9% $18.4 59.9 10.3 6.9% $693.0 $267.1 38.5% $70.3 10.1% $1.04 $111.0 16.0% $55.7 8.0% $50.4 166.0 30.8 7.3%

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 7 HOLLYWOOD UPDATEQ3 Active Properties & Net Sales per Active Property Third Quarter Active Properties down 5.5% Net Sales per Active Property up 44.4% Active Properties Net Sales per Active Property Funko is built on having a large and diverse set of licenses with the ability to leverage evergreen content $ in thousands, unaudited Active Properties & Net Sales per Active Property Year-to-Date Active Properties up 0.2% Net Sales per Active Property up 42.5% 806 762 $332 $480 Q3'21 Q3'22 896 898 $773 $1,102 YTD’21 YTD’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 8 1 2 3 5 7 4 6 8 Q2’22 34% 6%* 9 Top 10 Properties % of Net Sales The top property in Q3'22 represented 5% of sales Evergreen properties accounted for 64% of sales in Q3'22 Q3'22 Commentary *% of net sales Q4’21 31% 5%* Q1’22 31% Top Properties Breakout Q3’21 33% 6%* 1010 6%* Q3’22 35% 5%*

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 9 HOLLYWOOD UPDATEQ3 Geographic Performance United States 37.1% increase Europe Other International 32.9% increase 42.6% increase $ in millions, unaudited $191.3 $262.3 Q3'21 Q3'22 $58.9 $78.2 Q3'21 Q3'22 $17.6 $25.1 Q3'21 Q3'22 All reported geographies grew double-digits on broad-based strength: US grew 37.1%; Europe grew 32.9%; Other International grew 42.6%

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 10 HOLLYWOOD UPDATEYTD Geographic Performance United States 47.8% increase Europe Other International 31.9% increase 27.2% increase $ in millions, unaudited $491.0 $725.7 YTD'21 YTD'22 $150.7 $198.7 YTD'21 YTD'22 $51.3 $65.3 YTD'21 YTD'22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 11 HOLLYWOOD UPDATEQ3 Brand Category Performance Core Collectibles 33.7% Increase Core Collectible Brands grew on strong Pop! Vinyl as well as continued contributions from emerging brands; The Loungefly Brand generated strong growth across channels, with particular strength in theme parks; Other Brands growth was driven primarily by strong Digital growth Loungefly Other 57.3% Increase 24.6% Increase $ in millions, unaudited $210.6 $281.5 Q3'21 Q3'22 $39.6 $62.2 Q3'21 Q3'22 $17.5 $21.8 Q3'21 Q3'22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 12 HOLLYWOOD UPDATEYTD Product Brand Performance Pop! 34.8% Increase Loungefly Other 88.2% Increase 45.0% Increase $ in millions, unaudited $559.5 $754.2 YTD’21 YTD’22 $96.9 $182.3 YTD’21 YTD’22 $36.6 $53.1 YTD’21 YTD’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 13 HOLLYWOOD UPDATEQ3 & TD Adjusted EBITDA(1) Adjusted EBITDA(1) Third Quarter Year-to-Date Adjusted EBITDA Margin(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. 15.0% 9.8% 6.6%16.0% 10.5 Adjusted EBITDA margin(1) declined y/y on unfavorable product mix and ongoing infrastructure investment $ in millions, unaudited $40.2 $35.7 Q3’21 Q3’22 $111.0 $103.7 YTD’21 YTD’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 14 HOLLYWOOD UPDATEQ3 & TD Adjusted Net Income(1) 1. See Supplemental Financial Information section for a reconciliation of Adjusted Net Income, a non-GAAP measure, to the most directly comparable US GAAP measure. Adjusted Net Income Margin is defined as Adjusted Net Income divided by net sales. Adjusted Net Income(1) Third Quarter Year-to-Date Adjusted Net Income Margin(1) 7.9% 4.1% 6%8.0% 4.8 Adjusted Net Income margin(1) declined y/y on unfavorable product mix and ongoing infrastructure investment $ in millions, unaudited $21.1 $15.1 Q3’21 Q3’22 $55.7 $47.5 YTD’21 YTD’22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 15 HOLLYWOOD UPDATEKey Balance Sheet Highlights 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount 2. Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $215.0 million revolving credit facility. 9/30/21 YoY % Change Cash & Cash Equivalents Accounts Receivable, net Inventory Total Debt(1) $93.2 $153.7 $140.8 $177.6 $ in millions, unaudited (73.1)% 23.6% 88.7% 40.9% 9/30/22 $25.1 $189.9 $265.8 $250.2 Total Liquidity(2) $193.2 (22.4)%$150.1

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 16 HOLLYWOOD UPDATELiquidity Overview 1. Total liquidity is calculated as cash and cash equivalents plus availability under the Company’s $215 million current revolving credit facility, or $100 million or $75 million former revolving credit facility, as applicable. Liquidity increased sequentially due to the activation of an additional $115 million under the Company’s revolving credit facility Total Liquidity(1) 2021 2022 $ in millions, unaudited $149.7 $170.5 $193.2 $183.6 $133.1 $86.2 $150.1 Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Q2’22 Q3'22

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 17 HOLLYWOOD UPDATEDebt Overview 1. Total Debt is defined as the amount outstanding under the Company’s Line of Credit plus Current Portion of Long-Term Debt, Net of Unamortized Discount plus Long-Term Debt, Net of Unamortized Discount Total debt increased y/y and sequentially to support long-term infrastructure investments and provide additional liquidity Total Debt(1) $ in millions, unaudited 2021 2022 $183.0 $177.4 $177.6 $173.2 $168.9 $234.5 $250.2 Q1’21 Q2’21 Q3’21 Q4’21 Q1’22 Q2’22 Q3’22

Supplemental Financial Information

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 19 HOLLYWOOD UPDATE Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 (In thousands, except per share data) Net sales $ 365,607 $ 267,733 $ 989,666 $ 693,020 Cost of sales (exclusive of depreciation and amortization shown separately below) 237,728 171,320 649,974 425,929 Selling, general, and administrative expenses 97,930 59,890 259,043 166,032 Depreciation and amortization 12,555 10,328 34,509 30,778 Total operating expenses 348,213 241,538 943,526 622,739 Income from operations 17,394 26,195 46,140 70,281 Interest expense, net 2,977 1,711 5,854 5,921 Loss on debt extinguishment — 675 — 675 Other expense (income), net 926 (505) 1,758 466 Income before income taxes 13,491 24,314 38,528 63,219 Income tax expense (benefit) 2,342 5,939 (2,932) 12,814 Net income 11,149 18,375 41,460 50,405 Less: net income attributable to non-controlling interests 1,519 6,474 7,276 18,177 Net income attributable to Funko, Inc. $ 9,630 $ 11,901 $ 34,184 $ 32,228 Earnings per share of Class A common stock: Basic $ 0.21 $ 0.30 $ 0.78 $ 0.85 Diluted $ 0.19 $ 0.28 $ 0.73 $ 0.80 Weighted average shares of Class A common stock outstanding: Basic 46,874 39,448 43,670 37,856 Diluted 49,686 41,796 53,991 40,079

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 20 HOLLYWOOD UPDATE Condensed Consolidated Balance Sheets (Unaudited) September 30, 2022 December 31, 2021 (In thousands, except per share amounts) Assets Current assets: Cash and cash equivalents $ 25,050 $ 83,557 Accounts receivable, net 189,917 187,688 Inventory 265,799 166,428 Prepaid expenses and other current assets 38,480 14,925 Total current assets 519,246 452,598 Property and equipment, net 98,574 58,828 Operating lease right-of-use assets 68,236 53,466 Goodwill 131,297 126,651 Intangible assets, net 180,186 189,619 Deferred tax asset 117,602 74,412 Other assets 21,743 11,929 Total assets $ 1,136,884 $ 967,503 Liabilities and Stockholders’ Equity Current liabilities: Line of credit $ 90,000 $ — Current portion of long-term debt, net of unamortized discount 17,443 17,395 Current portion of operating lease liabilities 17,807 14,959 Accounts payable 88,101 57,238 Income taxes payable 2,537 15,994 Accrued royalties 70,715 58,158 Accrued expenses and other current liabilities 90,875 121,267 Total current liabilities 377,478 285,011 Long-term debt, net of unamortized discount 142,729 155,818 Operating lease liabilities, net of current portion 79,871 50,459 Deferred tax liability 533 648 Liabilities under tax receivable agreement, net of current portion 100,886 75,523 Other long-term liabilities 2,902 3,486 Commitments and Contingencies Stockholders’ equity: Class A common stock, par value $0.0001 per share, 200,000 shares authorized; 47,095 and 40,088 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively 5 4 Class B common stock, par value $0.0001 per share, 50,000 shares authorized; 3,293 and 10,691 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively — 1 Additional paid-in-capital 309,609 252,505 Accumulated other comprehensive (loss) income (5,851) 1,078 Retained earnings 102,234 68,050 Total stockholders’ equity attributable to Funko, Inc. 405,997 321,638 Non-controlling interests 26,488 74,920 Total stockholders’ equity 432,485 396,558 Total liabilities and stockholders’ equity $ 1,136,884 $ 967,503

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 21 HOLLYWOOD UPDATE Condensed Consolidated Statements of Cash Flows (Unaudited) Nine Months Ended September 30, 2022 2021 (In thousands) Operating Activities Net income $ 41,460 $ 50,405 Adjustments to reconcile net income to net cash (used in) provided by operating activities: Depreciation, amortization and other 34,390 30,356 Equity-based compensation 11,999 9,869 Amortization of debt issuance costs and debt discounts 670 893 Loss on debt extinguishment — 675 Deferred tax expense — 994 Other 7,539 (93) Changes in operating assets and liabilities: Accounts receivable, net (10,198) (22,223) Inventory (106,061) (81,770) Prepaid expenses and other assets (32,310) (1,582) Accounts payable 32,349 33,933 Income taxes payable (13,303) 10,135 Accrued royalties 10,942 7,086 Accrued expenses and other liabilities (42,159) 40,114 Net cash (used in) provided by operating activities (64,682) 78,792 Investing Activities Purchases of property and equipment (46,908) (17,434) Acquisitions of businesses and related intangible assets, net of cash (13,967) 199 Other 778 84 Net cash used in investing activities (60,097) (17,151) Financing Activities Borrowings on line of credit 90,000 — Debt issuance costs (405) (1,055) Issuance of long-term debt — 180,000 Payments of long-term debt (13,500) (193,875) Distributions to continuing equity owners (10,507) (9,284) Payments under tax receivable agreement — (6) Proceeds from exercise of equity-based options 1,209 3,726 Net cash provided by (used in) financing activities 66,797 (20,494) Effect of exchange rates on cash and cash equivalents (525) (157) Net change in cash and cash equivalents (58,507) 40,990 Cash and cash equivalents at beginning of period 83,557 52,255 Cash and cash equivalents at end of period $ 25,050 $ 93,245

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 22 HOLLYWOOD UPDATE Reconciliation of Non-GAAP Financial Metrics (Unaudited) (1) Represents the reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock in periods in which income was attributable to non- controlling interests. (2) Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. (3) For the nine months ended September 30, 2022 includes acquisition-related costs related to investment banking and due diligence fees. (4) For the three and nine months ended September 30, 2022, includes charges related to one-time relocation costs for U.S. warehouse personnel and inventory in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona. For the nine months ended September 30, 2021, represents severance, relocation and related costs associated with residual payment of global workforce reduction implemented in (5) Represents write-off of unamortized debt financing fees for the three and nine months ended September 30, 2021. (6) Represents both unrealized and realized foreign currency gains and losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. (7) Represents the income tax (expense) benefit effect of the above adjustments. This adjustment uses an effective tax rate of 25% for all periods presented. (8) Adjusted net income margin is calculated as Adjusted net income as a percentage of net sales. Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 (In thousands, except per share data) Net income attributable to Funko, Inc. $ 9,630 $ 11,901 $ 34,184 $ 32,228 Reallocation of net income attributable to non-controlling interests from the assumed exchange of common units of FAH, LLC for Class A common stock (1) 1,519 6,474 7,276 18,177 Equity-based compensation (2) 4,677 3,658 11,999 9,869 Acquisition transaction costs and other expenses (3) — — 2,850 — Certain severance, relocation and related costs (4) 1,070 — 8,203 81 Loss on debt extinguishment (5) — 675 — 675 Foreign currency transaction (gain) loss (6) 927 (505) 1,758 466 Income tax expense (7) (2,699) (1,097) (18,767) (5,764) Adjusted net income $ 15,124 $ 21,106 $ 47,503 $ 55,732 Adjusted net income margin (8) 4.1% 7.9% 4.8% 8.0 % Weighted-average shares of Class A common stock outstanding-basic 46,874 39,448 43,670 37,856 Equity-based compensation awards and common units of FAH, LLC that are convertible into Class A common stock 7,150 14,634 10,321 15,882 Adjusted weighted-average shares of Class A stock outstanding - diluted 54,024 54,082 53,991 53,738 Adjusted earnings per diluted share $ 0.28 $ 0.39 $ 0.88 $ 1.04

FUNKO 2019 BRAND COLORS FUNKO BLUE RGB 0,124, 236 CMYK 90, 45, 0, 0 #077CEC FUNKO GRAY RGB 242, 242, 242 CMYK 0, 0, 0, 15 #FEFEFE WHITE RGB 255, 255, 255 CMYK 0, 0, 0, 0 #FFFFFF YELLOW RGB 252, 195, 68 CMYK 0, 25, 80, 0 #FCC344 RED RGB 221, 44, 44 CMYK 10, 95, 95, 0 #DD2C2C PURPLE RGB 46, 30, 124 CMYK 95,100, 0, 5 #2E1E7C BLACK RGB 39, 39, 39 CMYK 0, 0, 0, 95 #272727 DARK GRAY RGB 76, 76, 76 CMYK 0, 0, 0, 85 #4C4C4C MEDIUM GRAY RGB 159, 159, 159 CMYK 0, 0, 0, 45 #9F9F9F LIGHT GRAY RGB 229, 229, 229 CMYK 0, 0, 0, 25 #E5E5E5 23 Reconciliation of Non-GAAP Financial Metrics (Unaudited) (2) Represents non-cash charges related to equity-based compensation programs, which vary from period to period depending on the timing of awards. (3) For the nine months ended September 30, 2022 includes acquisition-related costs related to investment banking and due diligence fees. (4) For the three and nine months ended September 30, 2022, includes charges related to one-time relocation costs for U.S. warehouse personnel and inventory in connection with the new opening of a warehouse and distribution facility in Buckeye, Arizona. For the nine months ended September 30, 2021, represents severance, relocation and related costs associated with residual payment of global workforce reduction implemented in response to the COVID-19 pandemic. (5) Represents write-off of unamortized debt financing fees for the three and nine months ended September 30, 2021. (6) Represents both unrealized and realized foreign currency gains and losses on transactions denominated other than in U.S. dollars, including derivative gains and losses on foreign currency forward exchange contracts. (9) Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of net sales. Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 (amounts in thousands) Net income $ 11,149 $ 18,375 $ 41,460 $ 50,405 Interest expense, net 2,977 1,711 5,854 5,921 Income tax expense (benefit) 2,342 5,939 (2,932) 12,814 Depreciation and amortization 12,555 10,328 34,509 30,778 EBITDA $ 29,023 $ 36,353 $ 78,891 $ 99,918 Adjustments: Equity-based compensation (2) 4,677 3,658 11,999 9,869 Acquisition transaction costs and other expenses (3) — — 2,850 — Certain severance, relocation and related costs (4) 1,070 — 8,203 81 Loss on debt extinguishment (5) — 675 — 675 Foreign currency transaction (gain) loss (6) 927 (505) 1,758 466 Adjusted EBITDA $ 35,697 $ 40,181 $ 103,701 $ 111,009 Adjusted EBITDA margin (9) 9.8% 15.0% 10.5% 16.0%